Rand Logistics, Inc.

RLOG, RLOGW



CL King Presentation

October 12, 2007

Disclaimer

This presentation contains "forward-looking statements", as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes", "expects", "projects", and similar expressions and involve numerous risks and uncertainties. The Company's actual results could differ materially from those anticipated in such forward-looking statements as a result of certain factors, including those set forth in the Company's filings with the Securities and Exchange Commission.

Introductions

- **LAURENCE S. LEVY, CHAIRMAN & CEO**
  - Chairman of Hyde Park Holdings, a private investment firm specializing in leveraged buyouts since 1986.
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets.

- **EDWARD LEVY, PRESIDENT**
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC.
  - 3.5 years as Co-head of CIBC's Leveraged Finance Group.

- Management owns approximately 20% of fully diluted shares.

Business Highlights

- Formed via Rand Acquisition Corp.'s March '06 acquisition of Lower Lakes Towing, Lower Lakes Transportation and Grand River Navigation.
- A leading provider of bulk freight shipping services throughout the Great Lakes operating 14 vessels.
- Transport aggregates grain, coal, iron ore, salt, stone and other dry bulk commodities:
  - Over 95% of business under long-term contract
- Legislative barrier to entry:
  - Operate under the Jones Act & Canada Marine Act. Only major company on the Great Lakes providing domestic port-to-port services in both U.S. & Canada.

Sustainable Strategic & Competitive Advantages

Positive Market Dynamics

- Leading relative market share
- Demand exceeds supply
- New builds not economically feasible

Barriers to Entry

- Jones Act & Canada Marine Act
- Low cost operator
- Customer network
- Diversified freight & customers

Positioned for Growth

- Strong base business with organic growth opportunities and stable cash flow
- Record of accretive acquisitions that create shareholder value
- Experienced operational management team

Asset Mix

Self-Unloading Bulk Carriers (11)

- Most efficient means of shipping on the Great Lakes.
- Faster to load and unload; don't require on-shore operators. Ideal for short hauls.
- Represent over 75% of Rand's vessels in number (11 of 14).



Bulk Carriers (3)

- Two other market competitors, 19 Canadian vessels total, down from over 120 two decades ago.
- Ideally suited for long duration grain shipments from head of the Lakes to the Seaway, and iron ore backhaul.
- Cheaper to operate over long distances given lack of self-unloading equipment; requires land-side operators to unload.



Leading Self-Unloader Market Share

U.S. FLAG GREAT LAKES
RIVER CLASS FLEETS


Rand
American Steamship
Interlake Steamship

CANADIAN FLAG GREAT LAKES
RIVER CLASS FLEETS


Rand
Algoma Central
Upper Lakes Shipping

Demand Exceeds Supply

Annual Self-Unloader River Class Carrying Capacity versus U.S. Flag Limestone Carriage


Tons (mm)
38
37
36
35
34
33
32
31
30
29
28
27
26
25
24
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005
10-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE
ANNUAL RIVER CLASS CARRYING CAPACITY (EST.)
16 BOATS
12 BOATS

New Builds Not Economically Feasible

- Last self-propelled vessel (self-unloader or bulk carrier) built nearly 20 years ago.
- Challenging economics associated with building any type of self-unloading vessel for Great Lakes trade:
  - Fresh water trade results in extended vessel life.
  - Difficult to generate acceptable return on capital, given construction cost and current/projected freight rates.
  - Rand's cost basis makes construction of new vessels prohibitively expensive.
  - Recent conversion of self-propelled vessel to tug & barge.
- Canadian competitor's fleet will require significant rebuild over the next 7-10 years due to exposure to salt water.

Low Cost Operator

- Labor accounts for approximately 35% of operating costs.
- Company founded in 1994; no legacy or retiree costs.
- Non-unionized in Canada; favorable union contract in U.S.
- Operate with up to eight fewer crewmen than many competitors.
- Generate up to $500,000 in labor cost savings per vessel per year.

	Employees		
	Crew	Admin	Total
U.S.	140	7	147
Canada	122	17	139
	262	24	286

- Fuel surcharges – limited exposure to oil price movements.

Customer Network Enables Efficiencies



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
WISCONSIN
Escanaba
Port Inland
Drummond Island
Sault Ste. Marie
Bruce Mines
Thessalon
Brevort
Cedarville
Meldrum Bay
Badgeley Island
ONTARIO
LAKE HURON
Calcite
Stoneport
Alpena
Charlevoix
Midland
Green Bay
Manistee
Ludington
Toronto
LAKE ONTARIO
Goderich
Saginaw
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
Marysville
NEW YORK
LAKE MICHIGAN
Muskegon
Grand Haven
Holland
Milwaukee
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Marblehead
Chicago
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

Diversified Freight & Customers

Voyageur acquisition enables the Company to leverage its existing customer relationships and diversify end users.

CARGO MIX – FISCAL YEAR 2007*



Pet Coke 4.9%
Gypsum 0.1%
Ore 11.9%
Stone 41.4%
Grain 7.3%
Coal 15.5%
Slag 3.3%
Sand 3.9%
Salt 11.7%

* Reflects a partial-year WMS fleet and excludes the Voyageur assets acquired in August '07. Accordingly, stone and grain are understated versus current cargo mix. Also excludes cargo carried by outside parties on behalf of the Company.

SAMPLE KEY CUSTOMERS

Parrish & Heimbecker, Limited

Value Created by Strategic Acquisitions

- Entered into time charter agreement with Wisconsin & Michigan Steamship Company ("WMS") (Aug. '06):
  - Exclusive use of three U.S.-flagged self-unloading bulk carriers.
  - Increased river class daily capacity by 44% in FY'07.
  - Rand has long-term option to acquire the vessels for $18.5mm.
  - Creates significant shareholder value:
    - Scheduling flexibility.
    - Increases market share
    - Cost reduction opportunities.
- Acquired two bulk carriers from Voyageur Marine for $23.7mm (Aug. '07):
  - Contract of affreightment for use of third vessel and option to acquire this vessel for C$5 mm.
  - Long-term contracts for full capacity with premier grain and other companies.
  - Expands customer offering and leverages relationships.
  - Accretive to shareholder value (purchase price less than 5x EBITDA).

Recent Financials

RESULTS

FY'07 ended 3/31/07:

- Proforma revenues up 40% to $74.3mm*
- Proforma EBITDA: $5.3mm vs. $5.8mm

FQ1'08 ended 6/31/07:

- Proforma revenues up 16% (vs. Q1'07) to $23.1mm*
- Proforma EBITDA: $3.7mm (after $1mm of non-recurring cost) vs. $4.3mm

FACTORS THAT AFFECTED PROFITABILITY

- Built up infrastructure at operating level as evolved into public company following March '06 SPAC acquisition:
  - Added financial and other staff, upgraded business software, IT, internal controls
- Corporate overhead of $3.0mm will not scale with the growth of the business
- $1.0mm of non-recoverable work stoppage costs in FQ1'08
- $1.0mm non-cash stock warrant inducement discount cost in FQ1'08

* Pro forma figures give effect to the acquisition of Lower Lakes Towing Ltd. and Grand River Navigation Company, Inc. for the 12 months ended 3/31/06

Growth Strategy

- Organic growth:
  - Increase share in currently served market areas.
  - Price increases:
    - Recently signed renewal contracts with increases roughly double historical norms:
      - 3-5 year contracts.
    - Strong demand, limited capacity and continued consolidation on the Great Lakes bodes well for future pricing.
  - Further strengthening of backhaul business:
    - Indications from existing customers (grain, salt and coal).
- Continued enhancements to fleet and operating performance:
  - Further operating efficiencies in US fleet.

Growth Strategy (Cont'd)

- External growth:
  - Near-term: Jones Act assets on the Great Lakes:
    - Have customer demand to fill additional capacity.
    - Vessels carrying cargoes not presently hauled.
  - Medium-term: Jones Act assets in other markets.
  - Long-term: assets with predictable cash flows, defined markets and barriers to entry that focus on shipping or related areas.

Business Economic Model Metrics

		Comments
Numbers of Vessels	13	Maritime Trader is marketed but Rand does not participate in profits or losses
Average Length of Sailing Season	275 days	
Average Revenues / Boat / Day	$ 24,000	Excludes fuel surcharges and outside Voyageur charter
Average EBITDA / Boat / Day	$ 6,500	After expensed winter work
Operating S, G and A	$4,500,000	Port Dover, Cleveland
Public Company G&A	$3,000,000	Cash Cost
Winter Work / Boat	$ 600,000	50% expensed / 50% capitalized
Drydock	$ 750,000	Occurs once every 5 years / vessel

Rand's Value Proposition

- WMS:
  - AMO contract expired and strike over.
  - More flexible labor structure.
  - Significant earnings growth opportunity.
- Voyageur:
  - Contracted business through 2011.
  - High cash flow with good visibility.
  - Accretive for stockholders.
  - Diversifies customer base and end markets.
- U.S. River Class Operations:
  - Extensive post acquisition investment in personnel and equipment.
  - Significant improvement in operating metrics resulting in fiscal 2008 cash flow improvement.
- Demand for capacity continues to exceed supply.
- Valuation datapoint: Oceanex Income Fund (OAX-UN.TO)